UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2007

FIBERTOWER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street
Suite 4800
San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2007, the Board of Directors of FiberTower Corporation (the “Company”) adopted an Amendment to the Bylaws of the Company (the “Amendment”), which will permit the issuance of shares of capital stock of the Company that are not represented by physical certificates.  The purpose of the Amendment is to comply with new NASDAQ requirements.  A complete copy of the Bylaws of the Company, as amended by the Amendment, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws of FiberTower Corporation, as amended by the Amendment dated August 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: August 2, 2007	By:	/s/ Michael K. Gallagher
	Name:	Michael K. Gallagher
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws of FiberTower Corporation, as amended by the Amendment dated August 2, 2007.